                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                        Current Report Pursuant
                                                     to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

                                  Date of Report (Date of earliest event reported): January 17, 2002

                                                          CVB Financial Corp.
                                        (Exact name of registrant as specified in its charter)

                              California                                            95-3629339
                                           (State or other jurisdiction of (I.R.S. employer
                                              incorporation or organization) identification number)

                                                    Commission file number: 1-10394

                                                        701 North Haven Avenue
                                                       Ontario, California 91764
                                         (Address of principal executive offices and zip code)

                                  Registrant's telephone number, including area code: (909) 980-4030

                                                            Not Applicable
                                     (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events

                  On January 17, 2002,  Citizens  Business Bank, a wholly-owned  subsidiary of CVB Financial  Corp.,  Western  Security
Bancorp,  and Western  Security Bank,  National  Association  executed an Agreement and Plan of  Reorganization  which provides for the acquisition of Western Security Bancorp and its wholly owned subsidiary Western Security Bank,  National  Association.  The acquisition is subject to (i) the receipt of  regulatory  approvals,  (ii) the approval of the Western  Security  Bancorp  shareholders,  (iii) the receipt of all necessary third party consents,  and (iv) the satisfaction or waiver of all other conditions  specified in the Agreement and Plan of Reorganization.

                  Pursuant  to the terms of the  Agreement  and Plan of  Reorganization,  at the  effective  time of the  merger,  each outstanding  share of common stock of Western  Security  Bancorp,  except  dissenting  shares,  will be canceled and converted into the right to receive the per share price.  The per share price shall be equal to the quotient  obtained by dividing the aggregate  purchase price by the number of shares of Western  Security  Bancorp stock  outstanding  immediately  prior to the effective time of the merger.
The aggregate  purchase price will be equal to the product  obtained by multiplying  1.2 times the adjusted  Western  Security  Bancorp book value at the month end prior to closing,  provided,  however,  if such amount would yield a per share price of less than $8.50 per share,  the per share price will be adjusted  upward to $8.50.  There are currently  793,029 shares of Western  Security  Bancorp stock outstanding.

                  CVB  Financial  Corp.  has  attached  to  this  Report  on Form  8-K a copy of the  executed  Agreement  and  Plan of
Reorganization Agreement as Exhibit 2.1.

                  On January 18, 2002, CVB Financial Corp. and Western Security  Bancorp issued a press release  announcing the merger, which is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 6.           Resignations of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Financial Statements

                           Not Applicable

                  (b)      Pro Forma Financial Information

                           Not Applicable

                  (c)      Exhibits

                           2.1      Agreement  and Plan of  Reorganization  by and  among  Citizens  Business  Bank,  Western  Security
                                    Bancorp,   and   Western   Security   Bank,   National   Association,   dated  as  of  January  17,
                                    2002, as amended.

                           99.1     Press Release relating to the Agreement and Plan of Reorganization.

Item 8.           Change in Fiscal Year

                  Not Applicable

Item 9.           Regulation FD Disclosure

                  Not Applicable

                                                              SIGNATURES

                  Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CVB Financial Corp.
                                                     (Registrant)

Date: January 25, 2002                          By: /s/ D. Linn Wiley
                                                      -----------------------------
                                                        D. Linn Wiley
                                                        President and Chief Executive Officer

                                                             Exhibit Index

                                                             -------------

2.1      Agreement and Plan of Reorganization by and among Citizens Business Bank, Western Security Bancorp, and  Western Security
         Bank, National Association, dated as of January 17, 2002, as amended.

99.1     Press Release relating to the Agreement and Plan of Reorganization.